Exhibit 10.5

EXECUTION COPY

SECOND AMENDED AND RESTATED MORTGAGE TAX COLLATERAL AGENCY AGREEMENT, dated as of July 27, 2017, by and among HOVNANIAN ENTERPRISES, INC., (the “Company”) K. HOVNANIAN ENTERPRISES, INC., (“Hovnanian”), each of the signatories listed on Schedule A hereto (the “Grantors”), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as administrative agent acting as collateral agent under the Senior Credit Agreement Documents (as defined below) (in such capacity, together with its successors and assigns, the “Senior Credit Agreement Administrative Agent”),WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent for the Mortgage Tax Collateral (as defined below) (together with its successor and assigns, the “Mortgage Tax Collateral Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent under the Indenture (as defined below) (in such capacity, together with its successors and assigns, the “Notes Collateral Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as the Junior Joint Collateral Agent (as defined below) for the benefit of itself, and the holders of the Secured Notes (as defined below).

RECITALS

WHEREAS, the Company, Hovnanian and each of the other Guarantors party thereto have entered into the Credit Agreement, dated as of July 29, 2016 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Senior Credit Agreement”), with the Senior Credit Agreement Administrative Agent and the lenders party thereto;

WHEREAS, in connection with the execution and delivery of the Senior Credit Agreement, the Company, Hovnanian, the other Grantors party thereto, the Senior Credit Agreement Administrative Agent and the Mortgage Tax Collateral Agent (as defined therein), among others, entered into the Amended and Restated Intercreditor Agreement dated as of September 8, 2016 (as amended, supplemented, amended or restated or otherwise modified from time to time (including as supplemented by the Intercreditor Agreement Joinder (as defined below)), the “Intercreditor Agreement”);

WHEREAS, concurrently with the entry into the Senior Credit Agreement, the Company, Hovnanian, the other Grantors party thereto, the Senior Credit Agreement Administrative Agent entered into that certain Amended and Restated Collateral Agency Agreement dated as of September 8, 2016 to provide for a collateral agent to enter into mortgages in certain jurisdictions (as heretofore amended, supplemented, amended or restated or otherwise modified from time to time, the “Existing Mortgage Tax Collateral Agreement”);

WHEREAS, the Company, Hovnanian and each of the other guarantors party thereto are, concurrently herewith, entering into the Indenture dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture”) with Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”) and as Notes Collateral Agent, pursuant to which the Company is issuing (a) the 10.000% Senior Secured Notes due 2022 (collectively, the “10.000% Notes”) and (b) the 10.500% Senior Secured Notes due 2024 (collectively, the “10.500% Notes” and together with the 10.000% Notes, the “Secured Notes”), in each case, upon the terms and subject to the conditions set forth therein;

WHEREAS, concurrently with the issuance of the Secured Notes, the Issuer has discharged and satisfied in full on the date hereof, the 7.25% Senior Secured First Lien Notes due 2020, the 9.125% Senior Secured Second Lien Notes due 2020 and 10.000% Senior Secured Second Lien Notes due 2018, in each case, in accordance with the terms of the respective indentures;

WHEREAS, concurrently with the execution of the Indenture, the Company, Hovnanian, each of the other Grantors and the Notes Collateral Agent are entering into the Collateral Agency Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Collateral Agency Agreement”) pursuant to which the Company and the Notes Collateral Agent are appointing Wilmington Trust, National Association as joint collateral agent for the holders of the Secured Notes (in such capacity, the “Junior Joint Collateral Agent”);

WHEREAS, concurrently herewith, the Company, Hovnanian, the other Grantors party thereto, the Senior Credit Agreement Administrative Agent, the Trustee, the Notes Collateral Agent, the Junior Joint Collateral Agent and the Mortgage Tax Collateral Agent are entering into a joinder, dated as of the date hereof, to the Intercreditor Agreement (the “Intercreditor Agreement Joinder”);

WHEREAS, in connection with the entry into the Intercreditor Agreement Joinder, the parties hereby desire to amend and restate the Existing Mortgage Tax Collateral Agency Agreement in its entirety;

NOW, THEREFORE, in consideration foregoing, the parties hereby agree to amend and restate the Existing Mortgage Tax Collateral Agency Agreement in its entirety as follows:

Article 1
Defined Terms

Section 1.01.    Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Agreement” shall mean this Second Amended and Restated Mortgage Tax Collateral Agency Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof.

“Applicable Intercreditor Agreements” means the Intercreditor Agreement, the Super Priority Intercreditor Agreement or the Collateral Agency Agreement, as applicable.

“Collateral Agency Agreement” has the meaning specified in the recitals hereto.

“Collateral Agents” means the collective reference to the Senior Credit Agreement Administrative Agent, the Notes Collateral Agent and the Junior Joint Collateral Agent.

“Company” has the meaning specified in the recitals hereto.

“Discharge of Senior Credit Agreement Claims” shall have the meaning given to that term in the Super Priority Intercreditor Agreement.

“Event of Default” means, (i) prior to the Discharge of Senior Claims, an Event of Default as defined in any Senior Agreement and (ii) thereafter, an Event of Default as defined in any Junior Agreement.

“Grantors” has the meaning specified in the recitals hereto.

“Hovnanian” has the meaning specified in the recitals hereto.

“Indenture” has the meaning specified in the recitals hereto.

“Intercreditor Agreement” has the meaning specified in the recitals hereto.

“Junior Joint Collateral Agent” has the meaning specified in the preamble hereto.

“Lenders” shall have the meaning specified in the Senior Credit Agreement Documents.

“Mortgage Tax Collateral” means the real property located in the Mortgage Tax States and identified to the Mortgage Tax Collateral Agent pursuant to Section 5.7 of the Intercreditor Agreement and Section 5.7 of the Super Priority Intercreditor Agreement.

“Mortgage Tax Collateral Agent” has the meaning specified in the preamble hereto.

“Mortgages” means the mortgages, deeds of trust and deeds to secure debt with respect to the Mortgage Tax Collateral.

“Noteholders” means the collective reference to the “Holder” or “Holder of Notes” (as defined in the Indenture) of the Secured Notes.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.

“Secured Parties” shall mean the Senior Credit Agreement Administrative Agent, the Lenders, the Trustee, the Notes Collateral Agent, the Noteholders and the Junior Joint Collateral Agent.

“Senior Collateral Agent” means, (i) prior to the Discharge of Senior Credit Agreement Claims, the Senior Credit Agreement Administrative Agent and (ii) thereafter, the Senior Notes Collateral Agent (if any).

“Senior Credit Agreement” has the meaning specified in the recitals hereto.

“Senior Credit Agreement Documents” means the Loan Documents under, and as defined in the Senior Credit Agreement.

“Senior Credit Agreement Administrative Agent” has the meaning specified in the preamble hereto.

“Transaction Documents” shall mean the collective reference to the Senior Documents and the Junior Documents.

“Trustee” has the meaning specified in the preamble hereto.

Section 1.02.     Certain Other Terms.

(a)     The words “herein”, “hereof”, “hereto” and “hereunder” and similar words refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

(b)     References herein to an Exhibit, Article, Section, subsection or clause refer to the appropriate Exhibit, or Article, Section, subsection or clause in, this Agreement.

(c)     The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(d)     Any reference in this Agreement to any Transaction Documents shall include all appendices, exhibits and schedules to such Transaction Documents, and, unless specifically stated otherwise, all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any and all times such reference becomes operative.

(e)     The term “including” means “including without limitation” except when used in the computation of time periods.

(f)     The terms “Mortgage Tax Collateral Agent”, “Senior Credit Agreement Administrative Agent”, “Notes Collateral Agent” and “Junior Joint Collateral Agent” include any agent appointed by any of the foregoing collateral agents to act in such capacity or their respective successors and permitted assigns.

(g)     References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

(h)     Capitalized terms not otherwise defined herein or specified as being defined in a specific agreement or instrument shall have the meanings set forth in the Intercreditor Agreement.

Article 2
The Agent

Section 2.01.     Authorization and Action. Subject to the provisions of the Applicable Intercreditor Agreement, the Mortgage Tax Collateral Agent shall act as agent for each of the Collateral Agents for the purposes of (i) entering into the Mortgages as Mortgage Tax Collateral Agent on behalf of the Secured Parties upon receipt of written notice from either the Senior Collateral Agent or the Junior Joint Collateral Agent stating that specified collateral constitutes Mortgage Tax Collateral and directing the Mortgage Tax Collateral Agent to enter into a Mortgage, (ii) receiving and managing the Mortgage Tax Collateral including the execution of all instruments, the making of all filings and continuation statements and similar instruments in any applicable jurisdiction and the taking of all actions, as shall, in the reasonable judgment of the Mortgage Tax Collateral Agent, be necessary to continue the effectiveness, in favor of the Mortgage Tax Collateral Agent, for the benefit of the Secured Parties, as security for the Obligations arising under the Transaction Documents valid, perfected liens on all of the Mortgage Tax Collateral, (iii) receiving and providing notices and other communications pursuant to the Mortgages and (iv) subject to Section 2.02, exercising the rights and remedies of the beneficiary or mortgagee under the Mortgages. The parties hereto agree that nothing in this Agreement shall affect, impair or interrupt the continuous Liens created pursuant to the Mortgages as of the date of the original grant of such Liens and such Liens remain in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, and having the same perfected status and priority immediately prior to the date of this Agreement.

Section 2.02.     Enforcement of Mortgage Tax Collateral by Mortgage Tax Collateral Agent.

(a)     Subject to the Applicable Intercreditor Agreement, the Mortgage Tax Collateral Agent, for the benefit of the Secured Parties, is authorized, from time to time, to take such action for the protection and enforcement of its rights under this Agreement and under the Mortgages as may be necessary or appropriate and in the interests of the Secured Parties, provided that:

(i)     unless and until the Mortgage Tax Collateral Agent is notified in writing signed by the Senior Collateral Agent (or, after Discharge of Senior Claims occurs with respect to the Senior Documents, by the Junior Joint Collateral Agent) that an Event of Default shall have occurred and be continuing, the Mortgage Tax Collateral Agent shall not take any action under this Agreement or the Mortgages except for the performance of such duties as are specifically set forth herein or in the Mortgages or in the Applicable Intercreditor Agreement and except as may be requested from time to time in writing signed by the Senior Collateral Agent (or, after Discharge of Senior Claims occurs with respect to the Senior Documents, by the Junior Joint Collateral Agent) and no implied covenants or obligations shall be read into this Agreement against the Mortgage Tax Collateral Agent;

(ii)     the Mortgage Tax Collateral Agent shall not be deemed to have knowledge of the existence of any condition or event which constitutes an Event of Default and may act as if no such Event of Default exists, unless notified in writing by the Senior Collateral Agent (or, after Discharge of Senior Claims occurs with respect to the Senior Documents, by the Junior Joint Collateral Agent) or by the Company, which notice shall expressly indicate that the specified condition or event is an “Event of Default,” as the case may be; and

(iii)     subject to the Applicable Intercreditor Agreement, if and so long as an Event of Default shall have occurred and be continuing and the Mortgage Tax Collateral Agent shall have been notified in writing thereof in accordance with Section 2.02(a)(i) above, the Mortgage Tax Collateral Agent shall exercise such rights, powers and remedies (whether vested in it by this Agreement or the Transaction Documents or by law or in equity or by statute or otherwise) for the protection and enforcement of its rights under this Agreement or the Mortgages as the Mortgage Tax Collateral Agent may be directed in a written instrument signed by the Senior Collateral Agent (or, after Discharge of Senior Claims occurs with respect to the Senior Documents, by the Junior Joint Collateral Agent).

(b)     Subject to the Applicable Intercreditor Agreement, whenever any action is required or proposed to be taken hereunder, under the Mortgages or under the Applicable Intercreditor Agreement by the Mortgage Tax Collateral Agent, such action shall be taken (i) at the written direction, or subject to the written approval or consent, of the Senior Collateral Agent, or (ii), after Discharge of Senior Claims, at the direction, or subject to the approval or consent, of the Junior Joint Collateral Agent. The Mortgage Tax Collateral Agent shall be under no duty to inquire into, and shall not be liable for, the authority of either the Senior Collateral Agent or the Junior Joint Collateral Agent to act in accordance with the terms of the Transaction Documents.

Notwithstanding anything herein to the contrary, the Mortgage Tax Collateral Agent shall not have any duty to (i) file or prepare any financing or continuation statements or record any documents or instruments in any public office for purposes of creating, perfecting or maintaining any lien or security interest created hereunder or under the Transaction Documents; (ii) take any necessary steps to preserve rights against any parties with respect to any Collateral; or (iii) take any action to protect against any diminution in value of the Collateral, except, in each case, as otherwise expressly provided in this Agreement and the other Transaction Documents (to which the Mortgage Tax Collateral Agent is party) with respect to the safe custody of any Collateral in its physical possession and the release of any liens only in accordance with the terms of the Transaction Documents.

Section 2.03.     Application of Moneys by Mortgage Tax Collateral Agent. Until Discharge of Senior Claims, the Mortgage Tax Collateral Agent shall cause all net proceeds of the sale or other transfer of any Mortgage Tax Collateral to be applied as directed by the Senior Collateral Agent in accordance with the terms of the Applicable Intercreditor Agreement. Upon Discharge of Senior Claims, the net proceeds of any sale or other transfer of any Mortgage Tax Collateral shall be applied as directed by the Junior Joint Collateral Agent, subject to the provisions of the Applicable Intercreditor Agreement.

Section 2.04     Duties of Mortgage Tax Collateral Agent.

(a)     Each of the Company and the Senior Credit Agreement Administrative Agent hereby reaffirms, respectively, the appointment of the Mortgage Tax Collateral Agent, and the Notes Collateral Agent and the Junior Joint Collateral Agent, pursuant to the authority under the Collateral Agency Agreement, the Junior Documents and the Junior Collateral Documents, respectively, hereby appoints Wilmington Trust, National Association as the Mortgage Tax Collateral Agent hereunder and the Mortgage Tax Collateral Agent hereby accepts such appointment, in each case upon the terms and subject to the conditions set forth herein, including the following:

(i)       the Mortgage Tax Collateral Agent shall be under no liability with respect to any action taken in accordance with a written request given as provided in Section 2.02, except that nothing contained herein shall relieve the Mortgage Tax Collateral Agent from liability for its own gross negligence or willful misconduct;

(ii)      the Mortgage Tax Collateral Agent makes no representation and has no responsibility as to the validity or sufficiency of the Transaction Documents or the sufficiency of the Mortgage Tax Collateral;

(iii)     in making any payment or in taking any other action hereunder in respect of any obligations arising under the Mortgages or the Applicable Intercreditor Agreement, the Mortgage Tax Collateral Agent may rely upon a certificate of the Senior Collateral Agent (or, after Discharge of Senior Claims, of the Junior Joint Collateral Agent) and the Mortgage Tax Collateral Agent shall be protected in making any payment in respect of any obligation in reliance upon any such certificate believed by the Mortgage Tax Collateral Agent to be genuine, in the absence of gross negligence or willful misconduct;

(iv)     in the absence of gross negligence or willful misconduct on its part, the Mortgage Tax Collateral Agent may rely and shall be protected in acting upon any resolution, certificate, opinion, consent or other document reasonably believed by it to be genuine and to have been executed or presented by the proper party or parties;

(v)      the Mortgage Tax Collateral Agent shall not be liable for any error of judgment made in good faith unless committing such error of judgment constitutes gross negligence or willful misconduct;

(vi)     in the absence of gross negligence or willful misconduct, the Mortgage Tax Collateral Agent shall not be liable with respect to any action it takes or omits to take in good faith in accordance with the written direction of the Senior Collateral Agent or for any failure to take action in the absence of written direction from the Senior Collateral Agent (or, after Discharge of Senior Claims occurs with respect to the Senior Documents, the Junior Joint Collateral Agent);

(vii)     money held in trust by the Mortgage Tax Collateral Agent need not be segregated from other funds held by the Mortgage Tax Collateral Agent except to the extent required by law or the terms of this Agreement or the Applicable Intercreditor Agreement; and

(viii)    the Mortgage Tax Collateral Agent may consult with counsel of its selection, and the advice or opinion of counsel with respect to legal matters relating to this Agreement or the Transaction Documents shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of counsel, provided that such action or omission by the Mortgage Tax Collateral Agent does not constitute willful misconduct or gross negligence.

(b)     Except as otherwise expressly provided herein or in the Mortgages, the Mortgage Tax Collateral Agent shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Company or Hovnanian under the Transaction Documents.

(c)     In the absence of gross negligence or willful misconduct, the Mortgage Tax Collateral Agent shall not be liable or responsible for any losses incurred or suffered by any holder of Senior Claims (including any Senior Noteholder (if any) or Lender) or any holder of Junior Claims (including any Junior Creditor), or any decrease in the value of the Mortgage Tax Collateral, resulting from any sale or disposition of Mortgage Tax Collateral made in accordance with the terms hereof and of the Mortgages and the Applicable Intercreditor Agreement. In no event shall the Mortgage Tax Collateral Agent be personally liable for any taxes or any other governmental charges imposed upon or in respect of the Mortgage Tax Collateral or upon the income or other distributions thereon.

(d)     The Mortgage Tax Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, except to the extent such failure constitutes bad faith, gross negligence or willful misconduct.

(e)     The Mortgage Tax Collateral Agent shall not be subject to any fiduciary or implied duties, regardless of whether an Event of Default has occurred and is continuing. The Mortgage Tax Collateral Agent shall not take any discretionary action or exercise any discretionary powers, except discretionary rights and powers specifically contemplated by the Transaction Documents to be exercised at the direction of the applicable Collateral Agent. Notwithstanding the foregoing, the Mortgage Tax Collateral Agent shall notify the Collateral Agents of any notice of tax delinquency, lien, lis pendens or other matter received by the Mortgage Tax Collateral Agent.

(f)     The Mortgage Tax Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Mortgage Tax Collateral Agent and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Mortgage Tax Collateral Agent, the Mortgage Tax Collateral Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement. The Mortgage Tax Collateral Agent may also rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon, except to the extent the Mortgage Tax Collateral Agent is required to rely on a written statement pursuant to the provisions hereof or pursuant to the Applicable Intercreditor Agreement.

(g)     Mortgage Tax Collateral Agent may delegate its duties or obligations under this Agreement to a sub-agent or designees acceptable to the Collateral Agents and shall not be liable for the acts of any such party appointed by it with due care.

(h)     The permissive rights, powers and authorizations granted to the Mortgage Tax Collateral Agent hereunder shall not be construed as duties.

(i)      In acting as Mortgage Tax Collateral Agent hereunder, in addition to the rights, benefits, protections, immunities and indemnities set forth herein, Wilmington Trust, National Association shall be entitled to the same rights, benefits, protections, immunities and indemnities afforded to Wilmington Trust, National Association in its capacities as Senior Collateral Agent (to the extent such role exists) and Junior Joint Collateral Agent.

Section 2.05.     Compensation, Indemnity, Expenses, etc.

(a)     The Company agrees to compensate the Mortgage Tax Collateral Agent for the services to be rendered hereunder in accordance with the terms of that certain fee letter, dated as of October 2, 2012, between the Company and the Mortgage Tax Collateral Agent.

(b)     The Company, from time to time upon request, will pay or reimburse the Mortgage Tax Collateral Agent on a current basis for all its reasonable expenses and disbursements arising out of or in connection with the enforcement of this Agreement and the performance of its duties hereunder, including, without limitation, the reasonable fees and disbursements of its counsel and of its agents not regularly in its employ.

(c)     Each of the Company, Hovnanian and the Guarantors (as defined in the Senior Credit Agreement) hereby, jointly and severally, indemnify and agree to hold harmless the Mortgage Tax Collateral Agent to the extent permitted by law from and against any and all losses, damages, claims, costs and expenses, including reasonable legal fees and expenses (and also including reasonable legal fees and expenses incurred in connection with the enforcement of this indemnity and the successful defense of a claim brought against it hereunder) which it may incur in the lawful exercise, defense or performance of any of its rights or powers as set forth in this Agreement, the Applicable Intercreditor Agreement or any other Transaction Documents (except for the Mortgage Tax Collateral Agent’s own gross negligence or willful misconduct).

(d)     The provisions of this Section 2.05 shall survive the termination of this Agreement or the resignation and removal of the Mortgage Tax Collateral Agent.

Section 2.06.     Successor Agent.

(a)     The Mortgage Tax Collateral Agent or any successor Mortgage Tax Collateral Agent may resign at any time by giving at least 30 days’ prior written notice of resignation to the Company, the Senior Collateral Agent and the Junior Joint Collateral Agent, such resignation to be effective on the later of (a) the date specified in such notice and (b) the date on which a replacement trustee acceptable to the Collateral Agents is appointed to act as Mortgage Tax Collateral Agent hereunder. The Mortgage Tax Collateral Agent may be removed for cause by any Collateral Agent in an instrument or instruments in writing delivered to the Mortgage Tax Collateral Agent and the Company. The Mortgage Tax Collateral Agent may be removed without cause by action taken by the Collateral Agents in an instrument or instruments in writing delivered to the Mortgage Tax Collateral Agent and the Company. In case the office of Mortgage Tax Collateral Agent shall become vacant for any reason, the Senior Collateral Agent (or, after Discharge of Senior Claims occurs with respect to the Senior Documents, the Junior Joint Collateral Agent) shall appoint a successor Mortgage Tax Collateral Agent to fill such vacancy by an instrument or instruments in writing delivered to such successor Mortgage Tax Collateral Agent, the retiring Mortgage Tax Collateral Agent and the Company. If a successor or interim Mortgage Tax Collateral Agent does not take office within 30 days after the retiring Mortgage Tax Collateral Agent resigns or is removed, the retiring Mortgage Tax Collateral Agent or the Senior Collateral Agent (or, after Discharge of Senior Claims with respect to the Senior Documents, the Junior Joint Collateral Agent) may petition any court of competent jurisdiction for the appointment of a successor Mortgage Tax Collateral Agent. Upon the appointment of any successor or interim Mortgage Tax Collateral Agent pursuant to this Section 2.06(a), such successor or interim Mortgage Tax Collateral Agent shall immediately and without any further action succeed to all the rights and obligations of the retiring Mortgage Tax Collateral Agent hereunder and under the Mortgages as if originally named herein and therein and the retiring Mortgage Tax Collateral Agent shall duly assign, transfer and deliver to such successor or interim Mortgage Tax Collateral Agent all the rights and moneys at the time held by the retiring Mortgage Tax Collateral Agent under the Mortgages hereunder and shall execute and deliver such proper instruments as may be reasonably requested to evidence such assignment, transfer and delivery.

(b)     Any entity into which the Mortgage Tax Collateral Agent may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Mortgage Tax Collateral Agent is a party shall automatically succeed to all of the rights and obligations of the Mortgage Tax Collateral Agent hereunder and under the Transaction Documents without further action on the part of any of the parties hereto. Such surviving or succeeding entity (if other than the Mortgage Tax Collateral Agent) shall (a) forthwith deliver to each of the Collateral Agents and the Company written notice of such succession to the rights and obligations of the Mortgage Tax Collateral Agent hereunder and under the Transaction Documents and an executed assignment and assumption of the Mortgage Tax Collateral Agent’s rights and duties hereunder and (b) cooperate with the Company in continuing or maintaining perfection of the lien and security interest in respect of the Mortgage Tax Collateral.

(c)     Anything contained in the Transaction Documents to the contrary notwithstanding, the Mortgage Tax Collateral Agent and the Collateral Agents hereby agree that if, due to the resignation of the Mortgage Tax Collateral Agent in accordance with Section 2.06 hereof, the Mortgage Tax Collateral Agent fails to exercise any remedies with respect to the Mortgage Tax Collateral at (i) the direction, or subject to the approval or consent, of the Senior Collateral Agent or (ii) after Discharge of Senior Claims occurs with respect to the Senior Documents, the direction, or subject to the approval or consent, of the Junior Joint Collateral Agent, then each shall be entitled to protect and enforce any rights of the Mortgage Tax Collateral Agent arising out of this Agreement or the Transaction Documents, subject to the Applicable Intercreditor Agreement.

Article 3
Miscellaneous

Section 3.01.     Notices, etc. All notices, requests, claims, demands, waivers and other communications under this Agreement shall be in writing and shall be delivered by facsimile, courier services or personal delivery to the following addresses, or to such other addresses as shall be designated from time to time by a party in accordance with this Section 3.01:

(a)     if to Mortgage Tax Collateral Agent:

Wilmington Trust, National Association
Rodney Square North

1100 North Market Street

Wilmington, DE 19890-1600

Attention: GCM - K. Hovnanian Administrator

Facsimile: 302-636-4149

(b)     if to Senior Credit Agreement Administrative Agent:

Wilmington Trust, National Association
50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attention: K. Hovnanian Administrator

Telecopy: 612-217-5651

(c)     if to Notes Collateral Agent:

Wilmington Trust, National Association
Rodney Square North

1100 North Market Street

Wilmington, DE 19890-1600

Attention: GCM - K. Hovnanian Administrator

Facsimile: 302-636-4149

(d)     if to Junior Joint Collateral Agent:

Wilmington Trust, National Association
Rodney Square North

1100 North Market Street

Wilmington, DE 19890-1600

Attention: GCM - K. Hovnanian Administrator

Facsimile: 302-636-4149

(e)     if to the Company

K. Hovnanian Enterprises, Inc.
c/o Hovnanian Enterprises, Inc.
110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701
Facsimile: 732-747-6835
Attention: David Bachstetter

Section 3.02.     Conflicts. In the event any provision of this Agreement conflicts with any provision of any Applicable Intercreditor Agreement, the provisions of such Applicable Intercreditor Agreement shall govern and control, except with respect to the rights, benefits, protections, immunities and indemnities of the Mortgage Tax Collateral Agent which shall be governed by this Agreement.

Section 3.03.     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be governed by and interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 3.01 for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto in connection with the subject matter hereof.

This Agreement may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one instrument. If any term of this Agreement or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of other terms of this Agreement or any other application of such term shall in no way be affected thereby.

Section 3.04.     Collateral Agents. It is understood and agreed that (a) Wilmington Trust, National Association is entering into this Agreement as Senior Credit Agreement Administrative Agent and the rights, benefits, protections, indemnifications and immunities afforded to the Senior Credit Agreement Administrative Agent in the Senior Credit Agreement shall apply to the Senior Credit Agreement Administrative Agent hereunder, (b) Wilmington Trust, National Association is entering into this Agreement as the Notes Collateral Agent and the rights, benefits, protections, indemnifications and immunities afforded to the Notes Collateral Agent, respectively, in the Junior Documents shall apply to the Notes Collateral Agent, hereunder, and (c) Wilmington Trust, National Association is entering into this Agreement as Junior Joint Collateral Agent and the rights, benefits, protections, indemnifications and immunities afforded to the Junior Joint Collateral Agent in the Junior Collateral Documents shall apply to the Junior Joint Collateral Agent hereunder. The permissive rights, benefits, authorizations and powers granted to Wilmington Trust, National Association in any of its capacities hereunder shall not be construed as duties. Any exercise of discretion hereunder by Wilmington Trust, National Association in any of the above capacities shall be exercised in accordance with the Senior Credit Agreement or Junior Documents, as applicable.

Section 3.05.     Amendments.

(a)     No amendment, modification or waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Company and the Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are affected.

(b)     Notwithstanding anything in this Section 3.05 to the contrary, in connection with the addition of parties holding Future First-Lien Indebtedness (or any agent or trustee therefor) and/or Future Second-Lien Indebtedness (or any agent or trustee therefor), as applicable, to the Intercreditor Agreement pursuant to Section 8.2(b) thereof, this Agreement may be amended, supplemented or otherwise modified at the request of the Company, at the Company’s expense, with the consent of the Mortgage Tax Collateral Agent but without the consent of any other party hereto or any Person for whom such party acts as representative, to add such parties holding such Future First-Lien Indebtedness (or any agent or trustee therefor) and/or Future Second-Lien Indebtedness (or any agent or trustee therefor), as applicable, to this Agreement for the purposes of appointing the Mortgage Tax Collateral Agent to act on behalf of such parties as collateral agent to enter into mortgages in certain jurisdictions on the terms set forth in this Agreement.

(c)      Any such additional party, the Senior Credit Agreement Administrative Agent, the Notes Collateral Agent, the Junior Joint Collateral Agent and the Mortgage Tax Collateral Agent shall be entitled to conclusively rely solely on an Officers’ Certificate (as defined in the Indenture) delivered to them that such amendment, supplement or other modification is authorized or permitted by, and complies with the provisions of, this Agreement, the Security Documents, the Senior Credit Agreement and the Indenture and that all conditions precedent in such documents to such amendment, supplement or other modification have been complied with.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Mortgage Tax Collateral Agent

By:	/s/ John T. Needham, Jr.
Name: John T. Needham, Jr.
Title: Vice President

[Signature Page to Amended and Restated Mortgage Tax Collateral Agency Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Senior Credit Agreement Administrative Agent and acting in such capacity as collateral agent

By:	/s/ Jeffrey Rose
Name: Jeffrey Rose
Title: Vice President

[Signature Page to Amended and Restated Mortgage Tax Collateral Agency Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Notes Collateral Agent

By:	/s/ John T. Needham, Jr.
Name: John T. Needham, Jr.
Title: Vice President

[Signature Page to Amended and Restated Mortgage Tax Collateral Agency Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Junior Joint Collateral Agent

By:	/s/ John T. Needham, Jr.
Name:John T. Needham, Jr.
Title: Vice President

[Signature Page to Amended and Restated Mortgage Tax Collateral Agency Agreement]

K. HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice President and Chief Financial Officer

HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice President and Chief Financial Officer

K. HOV IP, II, Inc.

By:	/s/ Brad O’Connor
Name: Brad O’Connor
Title: Authorized Officer

On behalf of each other entity named in Schedule A hereto

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Authorized Officer

[Signature Page to Amended and Restated Collateral Agency Agreement]

SCHEDULE A – LIST OF ENTITIES

Arbor Trails, LLC

Builder Services NJ, L.L.C.

Builder Services PA, L.L.C.

Eastern National Title Agency, LLC

Eastern Title Agency of Illinois, LLC

EASTERN TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

Founders Title Agency of Maryland, L.L.C.

FOUNDERS TITLE AGENCY, INC.

Glenrise Grove, L.L.C.

Governor's Abstract Co., Inc.

Homebuyers Financial Services, L.L.C.

HOVNANIAN Developments OF FLORIDA, INC.

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

Hovnanian Land Investment Group of Maryland, L.L.C.

Hovnanian Land Investment Group, L.L.C.

K Hovnanian Homes at Maxwell Place, L.L.C.

K. HOV IP, II, Inc.

K. Hovnanian Aberdeen, LLC

K. Hovnanian Acquisitions, Inc.

K. Hovnanian at 240 Missouri, LLC

K. Hovnanian at 4S, LLC

K. Hovnanian at Aire on McDowell, LLC

K. Hovnanian at Aliso, LLC

K. Hovnanian at Allentown, L.L.C.

K. Hovnanian at Andalusia, LLC

K. Hovnanian at Asbury Park Urban Renewal, LLC

K. Hovnanian at Ashby Place, LLC

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. Hovnanian at Bakersfield 463, L.L.C.

K. Hovnanian at Barnegat I, L.L.C.

K. Hovnanian at Barnegat II, L.L.C.

K. Hovnanian at Beacon Park Area 129 II, LLC

K. Hovnanian at Beacon Park Area 129, LLC

K. Hovnanian at Beacon Park Area 137, LLC

K. Hovnanian at Bella Lago, LLC

K. Hovnanian at Blackstone, LLC

K. Hovnanian at Boca Dunes, LLC

K. Hovnanian at Branchburg II, LLC

K. Hovnanian at Branchburg, L.L.C.

K. Hovnanian at Branchburg-Vollers, LLC

K. Hovnanian at Brenford Station, LLC

K. Hovnanian at Bridgeport, Inc.

K. Hovnanian at Bridgewater I, L.L.C.

K. Hovnanian at Bridgewater II, LLC

K. Hovnanian at Burch Kove, LLC

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. Hovnanian at Carlsbad, LLC

K. Hovnanian at Catania, LLC

K. Hovnanian at Caton's Reserve, LLC

K. Hovnanian at Cedar Grove III, L.L.C.

K. Hovnanian at Cedar Grove Urban Renewal, LLC

K. Hovnanian at Cedar Lane, LLC

K. Hovnanian at Charter Way, LLC

K. Hovnanian at Chesterfield, L.L.C.

K. Hovnanian at Christina Court, LLC

K. Hovnanian at Cielo, L.L.C.

K. Hovnanian at Coastline, L.L.C.

K. Hovnanian at Coosaw Point, LLC

K. Hovnanian at Coral Lago, LLC

K. Hovnanian at Cortez Hill, LLC

K. Hovnanian at Denville, L.L.C.

K. Hovnanian at Deptford Township, L.L.C.

K. Hovnanian at Doylestown, LLC

K. Hovnanian at Dunellen Urban Renewal, LLC

K. Hovnanian at East Brandywine, L.L.C.

K. Hovnanian at East Brunswick III, LLC

K. Hovnanian at East Brunswick, LLC

K. Hovnanian at East Windsor, LLC

K. Hovnanian at Eden Terrace, L.L.C.

K. Hovnanian at Edgewater II, L.L.C.

K. Hovnanian at Edgewater, L.L.C.

K. Hovnanian at Egg Harbor Township II, L.L.C.

K. Hovnanian at Egg Harbor Township, L.L.C.

K. Hovnanian at El Dorado Ranch II, L.L.C.

K. Hovnanian at El Dorado Ranch, L.L.C.

K. Hovnanian at Estates at Wheatlands, LLC

K. Hovnanian at Evergreen, L.L.C.

K. Hovnanian at Fairfield Ridge, LLC

K. Hovnanian at Fiddyment Ranch, LLC

K. Hovnanian at Fifth Avenue, L.L.C.

K. Hovnanian at Florence I, L.L.C.

K. Hovnanian at Florence II, L.L.C.

K. Hovnanian at Forest Meadows, L.L.C.

K. Hovnanian at Fox Path at Hampton Lake, LLC

K. Hovnanian at Franklin II, L.L.C.

K. Hovnanian at Franklin, L.L.C.

K. Hovnanian at Freehold Township III, LLC

K. Hovnanian at Fresno, LLC

K. Hovnanian at Gallery, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. Hovnanian at Gilroy 60, LLC

K. Hovnanian at Gilroy, LLC

K. Hovnanian at Great Notch, L.L.C.

K. Hovnanian at Hackettstown II, L.L.C.

K. Hovnanian at Hampton Cove, LLC

K. Hovnanian at Hampton Lake, LLC

K. Hovnanian at Hanover Estates, LLC

K. Hovnanian at Hershey's Mill, Inc.

K. Hovnanian at Hidden Brook, LLC

K. Hovnanian at Hillsborough, LLC

K. Hovnanian at Hilltop Reserve II, LLC

K. Hovnanian at Hilltop Reserve, LLC

K. Hovnanian at Howell Fort Plains, LLC

K. Hovnanian at Howell II, LLC

K. Hovnanian at Howell, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. Hovnanian at Huntfield, LLC

K. Hovnanian at Indian Wells, LLC

K. Hovnanian at Island Lake, LLC

K. Hovnanian at Jackson I, L.L.C.

K. Hovnanian at Jackson, L.L.C.

K. Hovnanian at Jaeger Ranch, LLC

K. Hovnanian at Jersey City IV, L.L.C.

K. Hovnanian at Keyport, L.L.C.

K. Hovnanian at La Costa Greens, L.L.C.

K. Hovnanian at La Laguna, L.L.C.

K. Hovnanian at Lake Burden, LLC

K. Hovnanian at Lake LeClare, LLC

K. Hovnanian at Lake Rancho Viejo, LLC

K. Hovnanian at Lake Ridge Estates, LLC

K. Hovnanian at Lake Terrapin, L.L.C.

K. Hovnanian at Lee Square, L.L.C.

K. Hovnanian at Lenah Woods, LLC

K. Hovnanian at Lily Orchard, LLC

K. Hovnanian at Link Farm, LLC

K. Hovnanian at Little Egg Harbor Township II, L.L.C.

K. Hovnanian at Little Egg Harbor, L.L.C

K. Hovnanian at Lower Macungie Township I, L.L.C.

K. Hovnanian at Lower Macungie Township II, L.L.C.

K. Hovnanian at Lower Makefield Township I, L.L.C.

K. Hovnanian at Lower Moreland II, L.L.C.

K. Hovnanian at Magnolia Place, LLC

K. Hovnanian at Mahwah VI, Inc.

K. Hovnanian at Main Street Square, LLC

K. Hovnanian at Malan Park, L.L.C.

K. HOVNANIAN AT MANALAPAN II, L.L.C.

K. Hovnanian at Manalapan III, L.L.C.

K. Hovnanian at Manalapan V, LLC

K. Hovnanian at Manalapan VI, LLC

K. Hovnanian at Mansfield II, L.L.C.

K. Hovnanian at Manteca, LLC

K. Hovnanian at Maple Avenue, L.L.C.

K. Hovnanian at Marlboro IX, LLC

K. Hovnanian at Marlboro Township IX, L.L.C.

K. Hovnanian at Marlboro Township V, L.L.C.

K. Hovnanian at Marlboro VI, L.L.C.

K. Hovnanian at Marple, LLC

K. Hovnanian at Meadowridge Villas, LLC

K. Hovnanian at Melanie Meadows, LLC

K. Hovnanian at Mendham Township, L.L.C.

K. Hovnanian at Middle Township II, L.L.C.

K. Hovnanian at Middle Township, L.L.C.

K. Hovnanian at Middletown II, L.L.C.

K. Hovnanian at Middletown III, LLC

K. Hovnanian at Middletown, LLC

K. Hovnanian at Millville I, L.L.C.

K. Hovnanian at Millville II, L.L.C.

K. Hovnanian at Monroe IV, L.L.C.

K. Hovnanian at Monroe NJ II, LLC

K. Hovnanian at Monroe NJ III, LLC

K. Hovnanian at Monroe NJ, L.L.C.

K. Hovnanian at Montana Vista, LLC

K. Hovnanian at Montgomery, LLC

K. Hovnanian at Montvale II, LLC

K. Hovnanian at Montvale, L.L.C.

K. Hovnanian at Morris Twp, LLC

K. Hovnanian at Muirfield, LLC

K. Hovnanian at North Bergen. L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. Hovnanian at North Caldwell II, L.L.C.

K. Hovnanian at North Caldwell III, L.L.C.

K. Hovnanian at North Caldwell IV, L.L.C.

K. Hovnanian at North Wildwood, L.L.C.

K. Hovnanian at Northampton, L.L.C.

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. Hovnanian at Northfield, L.L.C.

K. Hovnanian at Northridge Estates, LLC

K. Hovnanian at Norton Lake LLC

K. Hovnanian at Nottingham Meadows, LLC

K. Hovnanian at Oak Pointe, LLC

K. Hovnanian at Ocean Township, Inc

K. Hovnanian at Ocean View Beach Club, LLC

K. Hovnanian at Oceanport, L.L.C.

K. Hovnanian at Old Bridge, L.L.C.

K. Hovnanian at Palm Valley, L.L.C.

K. Hovnanian at Park Paseo, LLC

K. Hovnanian at Parkside, LLC

K. Hovnanian at Parsippany, L.L.C.

K. Hovnanian at Pavilion Park, LLC

K. Hovnanian at Piazza D'Oro, L.L.C.

K. Hovnanian at Piazza Serena, L.L.C

K. Hovnanian at Pickett Reserve, LLC

K. Hovnanian at Pittsgrove, L.L.C.

K. Hovnanian at Plantation Lakes, L.L.C.

K. Hovnanian at Pointe 16, LLC

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. Hovnanian at Positano, LLC

K. Hovnanian at Prado, L.L.C.

K. Hovnanian at Prairie Pointe, LLC

K. Hovnanian at Quail Creek, L.L.C.

K. Hovnanian at Rancho Cabrillo, LLC

K. HOVNANIAN AT RAPHO, L.L.C

K. Hovnanian at Redtail, LLC

K. Hovnanian at Reserves at Wheatlands, LLC

K. Hovnanian at Residence at Discovery Square, LLC

K. Hovnanian at Ridgemont, L.L.C.

K. Hovnanian at Rock Ledge, LLC

K. Hovnanian at Roderuck, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. Hovnanian at Sage, L.L.C.

K. Hovnanian at Sagebrook, LLC

K. Hovnanian at Santa Nella, LLC

K. Hovnanian at Sawmill, Inc.

K. Hovnanian at Seasons Landing, LLC

K. Hovnanian at Sheldon Grove, LLC

K. Hovnanian at Shrewsbury, LLC

K. Hovnanian at Sienna Hills, LLC

K. Hovnanian at Signal Hill, LLC

K. Hovnanian at Silver Spring, L.L.C.

K. Hovnanian at Silverstone, LLC

K. Hovnanian at Skye Isle, LLC

K. Hovnanian at Skye on McDowell, LLC

K. Hovnanian at Smithville, Inc.

K. Hovnanian at Somerset, LLC

K. Hovnanian at South Brunswick II, LLC

K. Hovnanian at South Brunswick III, LLC

K. Hovnanian at South Brunswick, L.L.C.

K. Hovnanian at Spring Isle, LLC

K. Hovnanian at Stanton, LLC

K. Hovnanian at Station Square, L.L.C.

K. Hovnanian at Summerlake, LLC

K. Hovnanian at Sunridge Park, LLC

K. Hovnanian at Sunrise Trail II, LLC

K. Hovnanian at Sunrise Trail III, LLC

K. Hovnanian at Terra Bella Two, LLC

K. Hovnanian at The Commons at Richmond Hill, LLC

K. Hovnanian at The Crosby, LLC

K. Hovnanian at The Monarch, L.L.C.

K. Hovnanian at The Promenade at Beaver Creek, LLC

K. Hovnanian at Thompson Ranch, LLC

K. Hovnanian at Trafford Place, LLC

K. Hovnanian at Trail Ridge, LLC

K. Hovnanian at Tramore LLC

K. Hovnanian at Upper Providence, LLC

K. Hovnanian at Upper Uwchlan II, L.L.C.

K. Hovnanian at Upper Uwchlan, L.L.C.

K. Hovnanian at Valle Del Sol, LLC

K. Hovnanian at Ventana Lakes, LLC

K. Hovnanian at Verona Estates, LLC

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. Hovnanian at Verrado Cascina, LLC

K. Hovnanian at Verrado Marketside, LLC

K. Hovnanian at Victorville, L.L.C.

K. Hovnanian at Vineyard Heights, LLC

K. Hovnanian at Vista Del Sol, L.L.C.

K. Hovnanian at Waldwick, LLC

K. Hovnanian at Walkers Grove, LLC

K. Hovnanian at Wall Donato, LLC

K. Hovnanian at Warren Township II, LLC

K. Hovnanian at Warren Township, L.L.C.

K. Hovnanian at Waterstone, LLC

K. Hovnanian at Wayne IX, L.L.C.

K. Hovnanian at West View Estates, L.L.C.

K. Hovnanian at Westbrook, LLC

K. Hovnanian at Westshore, LLC

K. Hovnanian at Wheeler Ranch, LLC

K. Hovnanian at Wheeler Woods, LLC

K. Hovnanian at Whitemarsh, LLC

K. Hovnanian at Wildwood Bayside, L.L.C.

K. Hovnanian at Woodcreek West, LLC

K. Hovnanian at Woolwich I, L.L.C.

K. Hovnanian Belden Pointe, LLC

K. Hovnanian Belmont Reserve, LLC

K. Hovnanian Cambridge Homes, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. Hovnanian Classics, L.L.C.

K. Hovnanian Communities, Inc.

K. Hovnanian Companies of California, Inc.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. Hovnanian Companies of Pennsylvania, Inc.

K. Hovnanian Companies of Southern California, Inc.

K. Hovnanian Companies, LLC

K. Hovnanian Construction II, Inc

K. Hovnanian Construction III, Inc

K. Hovnanian Construction Management, Inc.

K. Hovnanian Contractors of Ohio, LLC

K. Hovnanian Cornerstone Farms, LLC

K. Hovnanian CraftBuilt Homes of South Carolina, L.L.C.

K. Hovnanian Cypress Key, LLC

K. HOVNANIAN Developments OF ARIZONA, INC.

K. Hovnanian Developments of California, Inc.

K. HOVNANIAN Developments OF D.C., INC.

K. HOVNANIAN Developments OF DELAWARE, INC.

K. Hovnanian Developments of Georgia, Inc.

K. Hovnanian Developments of Illinois, Inc.

K. Hovnanian Developments of Kentucky, Inc.

K. HOVNANIAN Developments OF MARYLAND, INC.

K. Hovnanian Developments of Minnesota, Inc.

K. Hovnanian Developments of New Jersey II, Inc.

K. Hovnanian Developments of New Jersey, Inc.

K. HOVNANIAN Developments OF NEW YORK, INC.

K. Hovnanian Developments of North Carolina, Inc.

K. Hovnanian Developments of Ohio, Inc.

K. Hovnanian Developments of Pennsylvania, Inc.

K. Hovnanian Developments of South Carolina, Inc.

K. Hovnanian Developments of Texas, Inc.

K. Hovnanian Developments of Virginia, Inc.

K. Hovnanian Developments of West Virginia, Inc.

K. Hovnanian DFW Auburn Farms, LLC

K. Hovnanian DFW Belmont, LLC

K. Hovnanian DFW Creekside Estates II, LLC

K. Hovnanian DFW Creekside Estates, LLC

K. Hovnanian DFW Encore of Las Colinas II, LLC

K. Hovnanian DFW Encore of Las Colinas, LLC

K. Hovnanian DFW Harmon Farms, LLC

K. Hovnanian DFW Heritage Crossing, LLC

K. Hovnanian DFW Homestead, LLC

K. Hovnanian DFW Inspiration, LLC

K. Hovnanian DFW Lexington, LLC

K. Hovnanian DFW Liberty Crossing II, LLC

K. Hovnanian DFW Liberty Crossing, LLC

K. Hovnanian DFW Light Farms II, LLC

K. Hovnanian DFW Light Farms, LLC

K. Hovnanian DFW Midtown Park, LLC

K. Hovnanian DFW Palisades, LLC

K. Hovnanian DFW Parkside, LLC

K. Hovnanian DFW Ridgeview, LLC

K. Hovnanian DFW Seventeen Lakes, LLC

K. Hovnanian DFW Trailwood, LLC

K. Hovnanian DFW Villas at Mustang Park, LLC

K. Hovnanian DFW Wellington, LLC

K. Hovnanian DFW Wildridge, LLC

K. Hovnanian Eastern Pennsylvania, L.L.C.

K. Hovnanian Edgebrook, LLC

K. Hovnanian Enterprises, Inc.

K. Hovnanian Estates at Fox Chase, LLC

K. Hovnanian Estates at Regency, L.L.C.

K. Hovnanian Estates at Wekiva, LLC

K. Hovnanian Falls Pointe, LLC

K. HOVNANIAN FIRST HOMES, L.L.C.

K. Hovnanian Florida Realty, L.L.C.

K. Hovnanian Forest Valley, LLC

K. Hovnanian Grand Cypress, LLC

K. Hovnanian Grandefield, LLC

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. Hovnanian Hamptons at Oak Creek II, L.L.C.

K. Hovnanian Hidden Hollow, LLC

K. Hovnanian Highland Ridge, LLC

K. Hovnanian Holdings NJ, L.L.C.

K. Hovnanian Homes - DFW, L.L.C.

K. Hovnanian Homes at Brook Manor, LLC

K. Hovnanian Homes at Burke Junction, LLC

K. Hovnanian Homes at Camp Springs, L.L.C.

K. Hovnanian Homes at Creekside, LLC

K. Hovnanian Homes at Greenway Farm Park Towns, L.L.C.

K. Hovnanian Homes at Greenway Farm, L.L.C.

K. Hovnanian Homes at Jones Station 1, L.L.C.

K. Hovnanian Homes at Leigh Mill, LLC

K. Hovnanian Homes at Pender Oaks, LLC

K. Hovnanian Homes at Reedy Creek, LLC

K. Hovnanian Homes at Russett, L.L.C.

K. Hovnanian Homes at Salt Creek Landing, LLC

K. Hovnanian Homes at Shell Hall, LLC

K. Hovnanian Homes at Shenandoah Springs, LLC

K. Hovnanian Homes at St. James Place, LLC

K. Hovnanian Homes at The Abby, LLC

K. Hovnanian Homes at the Highlands, LLC

K. Hovnanian Homes at The Paddocks, LLC

K. Hovnanian Homes at Thompson's Grant, LLC

K. Hovnanian Homes at Willowsford Grant, LLC

K. Hovnanian Homes at Willowsford Greens, LLC

K. Hovnanian Homes Northern California, Inc.

K. Hovnanian Homes of D.C., L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. Hovnanian Homes of Georgia, L.L.C.

K. Hovnanian Homes of Houston, L.L.C.

K. Hovnanian Homes of Longacre Village, L.L.C.

K. Hovnanian Homes of Maryland, L.L.C.

K. Hovnanian Homes of Minnesota at Arbor Creek, LLC

K. Hovnanian Homes of Minnesota at Autumn Meadows, LLC

K. Hovnanian Homes of Minnesota at Brynwood, LLC

K. Hovnanian Homes of Minnesota at Cedar Hollow, LLC

K. Hovnanian Homes of Minnesota at Founder's Ridge, LLC

K. Hovnanian Homes of Minnesota at Harpers Street Woods, LLC

K. Hovnanian Homes of Minnesota at Oaks of Oxbow, LLC

K. Hovnanian Homes of Minnesota at Regent's Point, LLC

K. Hovnanian Homes of Minnesota, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. Hovnanian Homes of South Carolina, LLC

K. Hovnanian Homes of Virginia, Inc.

K. Hovnanian Homes of West Virginia, L.L.C.

K. Hovnanian Houston Bayou Oaks at West Orem, LLC

K. Hovnanian Houston Cambridge Heights, LLC

K. Hovnanian Houston City Heights, LLC

K. Hovnanian Houston Creek Bend, LLC

K. Hovnanian Houston Dry Creek Village, LLC

K. Hovnanian Houston Katy Pointe, LLC

K. Hovnanian Houston Sunset Ranch, LLC

K. Hovnanian Houston Thunder Bay Subdivision, LLC

K. Hovnanian Houston Tranquility Lake Estates, LLC

K. Hovnanian Houston Woodshore, LLC

K. Hovnanian Indian Trails, LLC

K. Hovnanian LaDue Reserve, LLC

K. Hovnanian Lakes of Green, LLC

K. Hovnanian Landings 40s, LLC

K. Hovnanian Legacy at Via Bella, LLC

K. Hovnanian Liberty on Bluff Creek, LLC

K. Hovnanian Manalapan Acquisition, LLC

K. Hovnanian Monarch Grove, LLC

K. Hovnanian North Central Acquisitions, L.L.C.

K. Hovnanian North Jersey Acquisitions, L.L.C.

K. Hovnanian Northeast Services, L.L.C.

K. Hovnanian Northpointe 40s, LLC

K. Hovnanian Norton Place, LLC

K. Hovnanian of Houston II, L.L.C.

K. Hovnanian of Ohio, LLC

K. Hovnanian Ohio Realty, L.L.C.

K. Hovnanian PA Real Estate, Inc.

K. Hovnanian Pennsylvania Acquisitions, L.L.C.

K. Hovnanian Port Imperial Urban Renewal, Inc.

K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC

K. Hovnanian Properties of Red Bank, Inc.

K. Hovnanian Reynolds Ranch, LLC

K. Hovnanian Rivendale, LLC

K. Hovnanian Riverside, LLC

K. Hovnanian Schady Reserve, LLC

K. Hovnanian Sherwood at Regency, LLC

K. Hovnanian Shore Acquisitions, L.L.C.

K. Hovnanian South Fork, LLC

K. Hovnanian South Jersey Acquisitions, L.L.C.

K. Hovnanian Southern New Jersey, L.L.C.

K. Hovnanian Sterling Ranch, LLC

K. Hovnanian Summit Holdings, L.L.C.

K. Hovnanian Summit Homes of Kentucky, L.L.C.

K. Hovnanian Summit Homes of Pennsylvania, L.L.C.

K. Hovnanian Summit Homes of West Virginia, L.L.C.

K. Hovnanian Summit Homes, L.L.C.

K. Hovnanian T&C Homes at Florida, L.L.C.

K. Hovnanian T&C Homes at Illinois, L.L.C.

K. Hovnanian Timbres at Elm Creek, LLC

K. Hovnanian Union Park, LLC

K. Hovnanian Venture I, L.L.C.

K. Hovnanian Village Glen, LLC

K. Hovnanian Waterbury, LLC

K. Hovnanian White Road, LLC

K. HOVNANIAN WINDWARD HOMES, LLC

K. Hovnanian Woodland Pointe, LLC

K. Hovnanian Woodridge Place, LLC

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. Hovnanian's Four Seasons at Baymont Farms L.L.C.

K. Hovnanian's Four Seasons at Beaumont, LLC

K. Hovnanian's Four Seasons at Briargate, LLC

K. HOVNANIAN'S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

K. Hovnanian's Four Seasons at Hemet, LLC

K. Hovnanian's Four Seasons at Kent Island Condominiums, L.L.C.

K. Hovnanian's Four Seasons at Kent Island, L.L.C.

K. Hovnanian's Four Seasons at Los Banos, LLC

K. Hovnanian's Four Seasons at Moreno Valley, L.L.C.

K. Hovnanian's Four Seasons at New Kent Vineyards, L.L.C.

K. Hovnanian's Four Seasons at Palm Springs, LLC

K. HOVNANIAN'S FOUR SEASONS AT RENAISSANCE, L.L.C.

K. Hovnanian's Four Seasons at Rush Creek II, LLC

K. Hovnanian's Four Seasons at Rush Creek, L.L.C.

K. Hovnanian's Four Seasons at Silver Maple Farm, L.L.C.

K. Hovnanian's Four Seasons at St. Margarets Landing, L.L.C.

K. Hovnanian's Four Seasons at The Manor II, LLC

K. Hovnanian's Four Seasons at The Manor, LLC

K. Hovnanian's Parkside at Towngate, L.L.C.

K. Hovnanian's Veranda at RiverPark II, LLC

K. Hovnanian's Veranda at RiverPark, LLC

KHH Shell Hall Loan Acquisition, LLC

LANDARAMA, INC.

LAUREL HIGHLANDS, LLC

M & M AT MONROE WOODS, L.L.C.

M&M at Chesterfield, L.L.C.

M&M AT Crescent Court, L.L.C.

M&M at West Orange, L.L.C.

Matzel & Mumford at Egg Harbor, L.L.C.

MCNJ, Inc.

Midwest Building Products & Contractor Services of Pennsylvania, L.L.C.

Midwest Building Products & Contractor Services of West Virginia, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MM-BEACHFRONT NORTH I, LLC

New Home Realty, LLC

New Land Title Agency, L.L.C.

PADDOCKS, L.L.C.

PARK TITLE COMPANY, LLC

Pine Ayr, LLC

Ridgemore Utility, L.L.C.

SEABROOK ACCUMULATION CORPORATION

Shell Hall Club Amenity Acquisition, LLC

Shell Hall Land Acquisition, LLC

STONEBROOK HOMES, INC.

Terrapin Realty, L.L.C.

The Matzel & Mumford Organization, Inc

Washington Homes, Inc.

WOODMORE RESIDENTIAL, L.L.C.

WTC VENTURES, L.L.C.